[LOGO]
                                    Aberdeen
                                 Global Income
                                   Fund, Inc.

                                 Annual Report

                                October 31, 2002

Letter to Shareholders

                                                               December 13, 2002

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (formerly known as Aberdeen Commonwealth Income Fund, Inc.) (the "Fund") for the year ended October 31, 2002. Included in this report is a review of the global economy and investment markets, together with an overview of the Fund's investments prepared by Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager").

High Credit Quality: 80.6% of Securities Rated or Deemed Equivalent to AA/Aa or Better

The Fund's high credit quality has been maintained. Over 80.6% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 11.3% is held in A rated securities.

Distributions

Cash distributions to common shareholders for the 12 months ended October 31, 2002 totaled 75 cents per share. Based on the share price of $9.35 on October 31, 2002, the cash distribution rate over the 12 months was 8.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit. On December 11, 2002 the Board of Directors declared a monthly distribution of 6 cents per share payable on January 10, 2003 to all shareholders of record as of January 2, 2003. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. It is the Board's intention that the monthly distribution of 6 cents per share be maintained for 12 months, having begun with the February 2002 distribution payment. This policy is subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2003.

Net Asset Value Performance: 6.4% Per Annum Return Since Inception

The Fund's total return based on Net Asset Value ("NAV") was 13.3% over the twelve months ended October 31, 2002 and 6.4% per annum since inception, assuming reinvestment of distributions.


                                             Aberdeen Global Income Fund, Inc. 1

Share Price Performance

The Fund's share price rose 3.9% over the year, from $9.00 on October 31, 2001 to $9.35 on October 31, 2002. The Fund's share price on October 31, 2002 represented a discount of 10.6% to the NAV per share of $10.46 on that date, compared with the discount to NAV of 9.9% on October 31, 2001.

Implementation of Global Investment Strategy

In March 1999 the Fund's shareholders approved amendments to the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. The term "Global Debt Securities" includes securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom. This strategy was proposed to be implemented in two phases. The first phase involved the immediate investment of up to 20% of the Fund's assets in Asian debt markets. On September 3, 2001 the Board of Directors authorized the Investment Manager, in its discretion, to implement the second phase of the global investment strategy. This allows the Fund to invest up to 35% of its total assets in Global Debt Securities, with a view to enhancing yield.

Global Debt: 11.8% of Total Assets Invested in Global Debt Securities

As of October 31, 2002, 11.8% of the Fund's total assets were held in Global Debt Securities. This included 7.7% in Asian debt securities. During the twelve months ended October 31, 2002, the Fund began to invest in regions other than Asia and as at October 31, 2002, 1.7% of the Fund's total assets were invested in Eastern Europe, 1.5% in Latin America and 0.9% in Western Europe. Although these Global Debt Securities present attractive opportunities, the Fund's ability to increase its investments in Global Debt Securities remains constrained by the potential realization of foreign exchange losses.


2 Aberdeen Global Income Fund, Inc.

Letter to Shareholders (concluded)

Proposed Rights Offering to Common Shareholders

On October 8, 2002, the Fund filed a registration statement with the Securities and Exchange Commission in connection with a proposed transferable rights offering to common shareholders. The purpose of the offering is to enable the Fund to increase its investments in Global Debt Securities and to increase the Fund's net investment income. On November 19, 2002, the Fund issued a press release indicating that the Rights Offering Committee of the Board of Directors had made a determination that market conditions were not then favorable for the commencement of the offering, and that the commencement of the offering should be delayed until such time as market conditions may provide the Fund with an opportunity to enhance returns to shareholders. The Board of Directors will continue to review market conditions and all possible actions, which may include a rights offering, to enhance shareholder returns consistent with the Fund's primary investment objective.

For information about the Fund, including weekly updates of share price, NAV and details of recent distributions, contact Aberdeen Asset Management Investor Relations, by:

o    calling toll free on 1-800-522-5465 or 1-212-968-8800 in the United States,

o    emailing to InvestorRelations@aberdeen-asset.com or

o    visiting the website at www.aberdeen-asset.us

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com

Yours sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert
Chairman

             All amounts are U.S. dollars unless otherwise stated.


                                             Aberdeen Global Income Fund, Inc. 3

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as at the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2002 were comprised of 7% net investment income and 93% return of capital.

The amount attributed as a return of capital reflects, in part, the realization of currency losses in the Fund's Australian bond portfolio as a result of positioning the Fund's investments more towards global debt securities. Fund assets are marked to market, therefore the realization of such currency losses does not impact the Fund's net asset value. However these losses do offset distributable income, therefore increasing the return of capital component of the distribution.

The Investment Manager anticipates further increases in the level of investment in global fixed income securities, which may result in the realization of additional currency losses. The Investment Manager believes that the Fund will benefit from the increased global exposure. Likewise, the Investment Manager anticipates that the higher yields currently available in certain global markets, as compared with yields currently available in Commonwealth countries, may better position the Fund to reduce and potentially eliminate the return of capital component of the Fund's monthly distributions. There can be no assurance, however, that the Investment Manager's expectations will be met.

In January 2003, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.


4 Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement EquiServe Trust Company N.A. (the "Plan Agent") will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case the Fund will issue additional shares. As a participant in the Plan you will have the convenience of:

Automatic reinvestment -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs -- shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience -- the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, EquiServe Trust Company N.A., P.O. Box 43011, Providence, RI 02940-3011 or call toll free on 1-800-426-5523.


                                             Aberdeen Global Income Fund, Inc. 5

Report of the Investment Manager

Share Price Performance

On October 31, 2002 the Fund's share price was $9.35, which represented a discount of 10.6% to the NAV of $10.46. At the date of this report the share price was $9.99 representing a discount of 7.1% to the NAV of $10.75.

A line graph depicting the Net Asset Value vs Share Price. The values are from February 1992 through October 2002

                           Apr-92      Oct-92     Apr-93      Oct-93      Apr-94     Oct-94      Apr-95      Oct-95     Apr-96
Aberdeen Global
Income Fund NAV            $13.99      $13.00     $13.55      $13.42      $12.45     $12.08      $12.36      $13.13     $13.01

                           Oct-96      Apr-97     Oct-97      Apr-98      Oct-98     Apr-99      Oct-99      Apr-00     Oct-00
Aberdeen Global
Income Fund NAV            $14.32      $13.72     $13.94      $13.40      $13.07     $13.30      $12.14      $11.36     $10.20

                           Apr-01      Oct-01     Apr-02      Oct-02
Aberdeen Global
Income Fund NAV            $9.86       $9.99      $9.68       $10.46

                           Apr-92      Oct-92     Apr-93      Oct-93      Apr-94     Oct-94      Apr-95      Oct-95     Apr-96
Aberdeen Global
Income Fund
Share Price                $14.75      $13.50     $13.25      $12.63      $11.38     $10.38      $10.38      $11.38     $11.00

                           Oct-96      Apr-97     Oct-97      Apr-98      Oct-98     Apr-99      Oct-99      Apr-00     Oct-00
Aberdeen Global
Income Fund
Share Price                $11.88      $11.63     $12.44      $11.19      $10.81     $10.56      $10.38      $9.19      $8.88

                           Apr-01      Oct-01     Apr-02      Oct-02
Aberdeen Global
Income Fund
Share Price                $8.84       $9.00      $8.88       $9.35

Distributions

The Board reduced the Fund's monthly distribution from 7.0 cents per share to
6.0 cents per share beginning with the distribution paid on February 8, 2002. The Investment Manager continues its efforts to reallocate the portfolio toward higher yielding Global Debt Securities, in addition to fixed income securities denominated in the Commonwealth currencies, and also anticipates further improvement in the value of non-U.S. dollar currencies. Together, these factors may enhance the Fund's net investment income and


6 Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (concluded)

ability to realize capital gains. There can, however, be no assurance that the Investment Manager's expectations will be met.

Auction Market Preferred Stock (AMPS)

The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 1.85% over the quarter ended October 31, 2002, compared with 1.73% for 30-day U.S. commercial paper over the same period. These rates have remained largely unchanged over the period as the U.S. Federal Reserve has kept interest rates on hold. As of the date of this report, the rate paid to preferred shareholder remained at 1.85%.

Over the past year, the impact of AMPS on the Fund has been positive, as the key currencies of the Fund -- the Australian dollar, British pound, New Zealand dollar and Canadian dollar -- all strengthened against the U.S. dollar. Most key Asian currencies followed a similar trend, with the Korean won, Thai baht, Singapore dollar and Indonesian rupiah all rising over the twelve months. In addition, the fact that U.S. interest rates have remained at historic lows has meant that the differential between AMPS funding rates and the yields at which the Fund invests remains positive. Overall, the outlook over the medium-term for investment markets and the portfolio in respect of these factors is considered by the Investment Manager to be favorable and AMPS are therefore seen as having the potential to enhance total shareholder returns in the medium-term.

On September 16, 2002, the Fund entered into a 2-year interest rate swap agreement in order to hedge one third of the Fund's outstanding issue of AMPS. Under the original terms of the agreement, the Fund received a floating rate of interest (one month USD-LIBOR BBA rate) based on a notional amount of US$10,000,000 and paid interest at a fixed rate of 2.46%. The fixed rate interest payment was re-priced to 2.10% on October 1, 2002.


                                             Aberdeen Global Income Fund, Inc. 7

Portfolio Composition

Geographic Composition

The table below shows the geographic composition of the Fund's total investments as of October 31, 2002, compared with the previous quarter and twelve months:

                  TABLE 1: ABERDEEN GLOBAL INCOME FUND, INC. --
                           GEOGRAPHIC ASSET ALLOCATION

================================================================================
                           October 31, 2002    July 31, 2002    October 31, 2001
                                   %                 %                  %
--------------------------------------------------------------------------------
Australia                         21.7              20.0              24.2
Canada                            17.4              17.9              31.2
New Zealand                       12.1              11.0               3.8
United Kingdom                    33.1              30.8              31.3
United States*                     3.9               8.1               3.8
Asia                               7.7               7.9               5.7
Eastern Europe                     1.7               2.2                --
Latin America                      1.5               1.4                --
Western Europe                     0.9               0.7                --
--------------------------------------------------------------------------------
Total Portfolio                  100.0             100.0             100.0
================================================================================

*It is a policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.


8 Aberdeen Global Income Fund, Inc.

Currency Composition

The table below shows the currency composition of the Fund's total investments as of October 31, 2002, compared with the previous quarter and twelve months.

        TABLE 2: ABERDEEN GLOBAL INCOME FUND, INC. -- CURRENCY ALLOCATION

================================================================================
                           October 31, 2002    July 31, 2002    October 31, 2001
                                   %                 %                  %
--------------------------------------------------------------------------------
Australian Dollar                 21.6              19.9              24.2
Canadian Dollar                   17.1              17.6              31.2
New Zealand Dollar                13.4              12.2               3.8
British Pound                     32.1              30.0              31.3
United States Dollar*              9.5              13.8               3.8
Asia Currencies                    6.3               6.5               5.7
--------------------------------------------------------------------------------
Total Portfolio                  100.0             100.0             100.0
================================================================================

* Includes Yankee bond investments.

Maturity Composition

As of October 31, 2002, the average maturity of the Fund's assets was 8.7 years, compared with 7.8 years on October 31, 2001. The Fund's modified duration was
4.2 years on October 31, 2002, compared with 5.0 years on October 31, 2001. The table below shows the maturity composition of the Fund's investments as of October 31, 2002:

         TABLE 3: ABERDEEN GLOBAL INCOME FUND, INC. -- MATURITY ANALYSIS

================================================================================
                    Less than 1 year    1-5 years    5-10 years    Over 10 years
                            %               %             %              %
--------------------------------------------------------------------------------
Australia                 18.0             33.6         34.4           14.0
Canada                    24.1             20.8          9.9           45.2
New Zealand               14.8             49.0         20.7           15.5
United Kingdom            15.3             18.7         18.4           47.6
United States            100.0               --           --             --
Asia                      35.2             14.8         30.7           19.3
Eastern Europe              --               --           --          100.0
Latin America               --               --         46.5           53.5
Western Europe              --            100.0           --             --
--------------------------------------------------------------------------------
Total Portfolio           18.7             26.1         21.2           34.0
================================================================================


                                             Aberdeen Global Income Fund, Inc. 9

Sectoral Composition

The table below shows the sectoral composition of the Fund's total investments as of October 31, 2002:

       TABLE 4: ABERDEEN GLOBAL INCOME FUND, INC. -- SECTORAL COMPOSITION

================================================================================
                    Sovereign  Provincial/   Utilities/
                     Gov't.       State     Supranational  Corporate    Cash or
                      Bonds       Bonds         Bonds        Bonds    Equivalent
                        %           %             %            %           %
--------------------------------------------------------------------------------
Australia              6.5        10.1           0.9          2.2         2.0
Canada                 8.3         4.8            --          0.6         3.7
New Zealand            1.9          --           0.4          8.4         1.4
United Kingdom        23.5          --           2.0          5.4         2.2
United States           --          --            --           --         3.9
Asia                   4.0         0.4           0.2          0.5         2.6
Eastern Europe         1.7          --            --           --          --
Latin America          1.5          --            --           --          --
Western Europe          --          --            --          0.9          --
--------------------------------------------------------------------------------
Total Portfolio       47.4        15.3           3.5         18.0        15.8
================================================================================


10 Aberdeen Global Income Fund, Inc.

Portfolio Composition (concluded)

Quality of Investments

As of October 31, 2002, 80.6% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Corporation or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of October 31, 2002:

           TABLE 5: ABERDEEN GLOBAL INCOME FUND, INC. -- ASSET QUALITY

================================================================================
                     AAA/Aaa     AA/Aa        A      BBB/Baa      BB/Ba*      B*
                        %          %          %         %           %         %
--------------------------------------------------------------------------------
Australia              84.1       15.5       0.4        --          --        --
Canada                 66.8       17.8      15.4        --          --        --
New Zealand            61.1        4.8      22.9      11.2          --        --
United Kingdom         67.9       21.5      10.6        --          --        --
United States         100.0         --        --        --          --        --
Asia                   14.9         --      36.8      28.5        19.8        --
Eastern Europe           --         --        --        --       100.0        --
Latin America            --         --        --     100.0          --        --
Western Europe           --         --        --        --          --     100.0
--------------------------------------------------------------------------------
Total Portfolio        66.1       14.5      11.3       4.4         2.8       0.9
================================================================================

* Below investment grade.


                                            Aberdeen Global Income Fund, Inc. 11

Market Review and Outlook

AUSTRALIA

The Australian economy is currently in its eleventh year of expansion. Recent economic data indicated that the economy's annual growth rate was 3.8% in the second quarter of 2002. This result was underpinned by strong consumer demand, with retail sales 8% higher than the second quarter of 2001, and a strong housing sector, with building approvals recently pulling back from 8-year highs. In the labor market, employment growth is currently running at an annual rate of 2% and the unemployment level has dropped to a 12-month low of 6.2%. Business conditions improved throughout 2002 to reach their highest levels since late 1999, reflecting better profitability and employment and trading conditions at 2-year highs. Business confidence has also strengthened in the face of weaker equity markets and threats of war. Following two 0.25% tightenings earlier in 2002, the Reserve Bank of Australia (RBA) has opted to leave interest rates unchanged since June 2002, with their decisions likely to have been influenced by uncertainty about the strength of the global recovery, the threat of military action in Iraq and volatility in global equity markets. This has maintained Australian interest rates at historically low levels and an accommodative stance of monetary policy, although the RBA still retains a bias to raise interest rates further.

The Australian dollar rose over the year, closing at $0.56 on October 31, 2002.

CANADA

Canadian gross domestic product (GDP) edged up 0.1% in September 2002, and annual growth was 3.2%. Ongoing strength in the labor market is anticipated to continue to underpin growth in the near-term. Employment has continued on the strong side. Canada's economy has created an average of 51,111 jobs a month so far this year, a total of 460,000 new jobs for the period from January through October. The Bank of Canada (BoC) kept interest rates on hold in October 2002, after announcing 75 basis points of tightening during the year. However, looking forward it remains the BoC's view that timely removal of monetary stimulus will be required in order to achieve a cap on inflation over the medium-term. On this basis, the Investment Manager retains a tightening bias in forecasts for the Canadian interest rate.

The Canadian dollar rose slightly over the year, closing at $0.64.


12 Aberdeen Global Income Fund, Inc.

NEW ZEALAND

The New Zealand economy started 2002 strongly, with GDP expanding by 1% in the March quarter and 1.7% in the June quarter. The economy grew 4.0% when compared with the second quarter of 2001, and 3.5% on average for the year ended June 2002. The key contributor to growth on the expenditure side was a lift in primary exports, with increases in dairy, meat and forestry exports. There was a further increase in household spending and investment in new housing also showed strong growth. Overall, with the economy still on track to post above-potential growth this year, the Investment Manager continues to expect the Reserve Bank of New Zealand to increase interest rates over coming months. With the Antipodean central banks commencing their tightening cycles ahead of the U.S. Federal Reserve Bank, widening interest rate differentials remain a key source of support to both the Australian and New Zealand dollars.

The New Zealand dollar rose over the year, closing at $0.49.

UNITED KINGDOM

The United Kingdom continues to enjoy a good relative growth profile. The consumer boom, which for the last two years has offset the manufacturing slump, appears to have turned even though the economy continues to operate close to full employment. GDP for 2002 is still forecast to come in above 1%. The Investment Manager has revised their growth forecast for 2003 to just over 2%, largely because of the deteriorating economic conditions in Europe. Inflation continues to trend lower and recent indications from the Monetary Policy Committee points to the possibility of easings in monetary conditions in the near future.

The pound rose over the year, closing at $1.56.

EASTERN EUROPE AND LATIN AMERICA

There were three dominant features shaping the emerging markets asset class during the year to October 31, 2002--political and economic upheaval in Latin America, strong credit improvement in Eastern Europe and a turbulent global environment with economic and geopolitical volatility. The Investment Manager believes that the outlook for emerging markets over the next 12 months is very encouraging, with emerging market debt providing very attractive yields and the opportunity for substantial capital gains. Investors are


                                            Aberdeen Global Income Fund, Inc. 13
attracted to the risk-adjusted out-performance and broader depth and liquidity that the emerging markets have to offer. The technical perspective of a shrinking amount of external debt against greater demand is also encouraging. The Investment Manager expects the global environment to improve in 2003 with the resumption of economic growth and believes that, in this event, emerging market debt will be among the best placed to benefit from the recovery.

ASIA

Economies

During the last quarter consumer demand was strong throughout Asia despite a fragile global economy. This reflected the easier fiscal and monetary policy settings prevailing in these economies. Inflationary pressures were generally low, with economic growth in a recovery phase and excess capacity evident in a number of industries. The Investment Manager expects that most non-pegged currencies in the Asian region will strengthen against the U.S. dollar, providing a natural tightening bias for many economies and that the Asian central banks will allow this to occur to an extent. However, the Investment Manager also believes that substantial currency appreciation is likely to be resisted by direct intervention or, in some cases, interest rate cuts. Asian economies have seen a sharp improvement in their export performance since late 2001. The Investment Manager anticipates that exports will probably continue to be a significant contributor to Asian growth.

Domestic Bond and Currency Markets

Continued high levels of liquidity and ongoing concern over a weakening outlook for the global backdrop saw domestic bonds rally over the quarter. The Fund's total Asian currency exposure was increased during the year ended October 31, 2002 to 6.3%.

Asian Yankee (US$ denominated) Bond Market

Asian Yankee bonds posted gains over the year, with yields falling sharply as a result of rallying U.S. Treasuries.


14 Aberdeen Global Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

================================================================================
                           October 31, 2002    July 31, 2002    October 31, 2001
--------------------------------------------------------------------------------
Australia
90 day bank bills                   4.88%              4.95%             4.29%
10 year bonds                       5.57%              5.95%             5.23%
Australian Dollar                  $ 0.56             $ 0.54            $ 0.50

Canada
90 day bank bills                   2.72%              2.82%             2.35%
10 year bonds                       5.04%              5.22%             4.86%
Canadian Dollar                    $ 0.64             $ 0.63            $ 0.63

New Zealand
90 day bank bills                   5.91%              5.94%             4.96%
10 year bonds                       6.32%              6.53%             6.18%
NZ Dollar                          $ 0.49             $ 0.47            $ 0.41

United Kingdom
90 day bank bills                   3.80%              3.90%             4.15%
10 year bonds                       4.56%              4.86%             4.53%
British Pound                      $ 1.56             $ 1.56            $ 1.45

South Korea
90 day T-bills                      4.78%              4.74%             4.37%
10 year bonds                       5.99%              6.46%             6.85%
South Korean Won*            (Won)1218.50       (Won)1188.09      (Won)1290.00

Thailand
90 day deposits                     1.75%              2.00%             2.50%
10 year bonds                       3.79%              5.00%             5.55%
Thai Baht*                     (THB)43.28         (THB)42.02        (THB)44.70

Philippines
90 day T-bills                      5.80%              5.59%            11.07%
10 year bonds                      12.65%             12.78%            17.80%
Philippines Peso*              (PHP)53.13         (PHP)51.28        (PHP)52.00

Malaysia
90 day T-bills                      2.71%              2.73%             2.73%
10 year bonds                       3.79%              3.97%             3.30%
Malaysian Ringgit*              (MYR)3.80          (MYR)3.80         (MYR)3.80

Singapore
90 day T-bills                      0.95%              0.70%             0.60%
10 year bonds                       3.04%              3.72%             2.97%
Singapore Dollar*                 S$ 1.77            S$ 1.76           S$ 1.82

US$ Yankee Bonds**
South Korea                         4.10%              4.80%             5.54%
Malaysia                            4.97%              5.61%             6.57%
Philippines                         7.71%              8.08%            10.19%
================================================================================

 * These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.
**   Sovereign issues.

     Aberdeen Asset Managers (C.I.) Limited
     December 2002


                                            Aberdeen Global Income Fund, Inc. 15

Portfolio of Investments

As of October 31, 2002

Principal
Amount
Local
Currency (a)                                                           Value
(000)                         Description                              (US$)
-------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--110.8%
AUSTRALIA--26.0%
Government Bonds--7.5%
A$
         Commonwealth of Australia,
 2,000   9.50%, 8/15/03 .......................................       1,149,728
 1,000   6.75%, 11/15/06 ......................................         588,738
 1,000   10.00%, 10/15/07 .....................................         670,455
 2,000   8.75%, 8/15/08 .......................................       1,299,343
 2,500   7.50%, 9/15/09 .......................................       1,552,012
 1,500   6.50%, 5/15/13 .......................................         891,451
         Federal National Mortgage
         Association, Series EMTN,
 2,000   6.375%, 8/15/07 ......................................       1,153,610
                                                                   ------------
         Total Australian
         government bonds
         (cost US$7,661,405) ..................................       7,305,337
                                                                   ------------

Semi-Government Bonds--13.4%
New South Wales--3.5%
         New South Wales
         Treasury Corporation,
 1,500   7.00%, 4/01/04 .......................................         855,806
 4,200   7.00%, 12/01/10 ......................................       2,530,534
                                                                   ------------
                                                                      3,386,340
                                                                   ------------

Queensland--4.3%
         Queensland Treasury
         Corporation,
 2,000   8.00%, 5/14/03 (Global) ..............................       1,129,314
 1,000   8.00%, 9/14/07 (Global) ..............................         617,098
 3,000   6.00%, 6/14/11 .......................................       1,686,170
 1,250   6.00%, 6/14/21 .......................................         699,127
                                                                   ------------
                                                                      4,131,709
                                                                   ------------

Victoria--2.0%

         State Electricity
         Commission of Victoria,
   535   10.50%, 5/27/03 ......................................         306,099
         Treasury Corporation
         of Victoria,
 1,000   9.00%, 6/27/05 .......................................         607,149
 1,500   10.25%, 11/15/06 .....................................         978,000
                                                                   ------------
                                                                      1,891,248
                                                                   ------------

Western Australia--3.6%
         Western Australia
         Treasury Corporation,
 2,000   8.00%, 10/15/07 ......................................       1,245,299
 3,500   8.00%, 6/15/13 .......................................       2,267,130
                                                                   ------------
                                                                      3,512,429
                                                                   ------------
         Total Australian
         semi-government bonds
         (cost US$13,103,024) .................................      12,921,726
                                                                   ------------

Supranational--2.3%
         Eurofima,
 3,500   9.875%, 1/17/07 ......................................       2,265,666
                                                                   ------------
         Total Australian dollar
         supranational bonds
         (cost US$2,100,295)                                          2,265,666
                                                                   ------------

Corporate Non-Banks--2.8%
         Brisbane Airport
         Corporation, Ltd.,
 4,000   7.30%, 6/30/10 .......................................       2,343,419
         GE Capital Australia,
   600   6.75%, 9/15/07 .......................................         341,479
                                                                   ------------
         Total Australian corporate
         non-bank bonds
         (cost US$2,498,473) ..................................       2,684,898
                                                                   ------------

         Total Australian
         long-term investments
         (cost US$25,363,197) .................................      25,177,627
                                                                   ------------


16 Aberdeen Global Income Fund, Inc.

As of October 31, 2002

Principal
Amount
Local
Currency (a)                                                           Value
(000)                         Description                              (US$)
-------------------------------------------------------------------------------
CANADA--17.6%
Government Bonds--10.5%
C$
         Canadian Government,
 2,500   7.25%, 6/01/07 .......................................       1,800,288
 3,000   10.25%, 3/15/14 ......................................       2,745,608
 4,000   8.00%, 6/01/23 .......................................       3,310,380
 2,000   9.00%, 6/01/25 .......................................       1,829,294
         Canada (Cayman),
   750   7.25%, 6/01/08 .......................................         535,410
                                                                   ------------
         Total Canadian
         government bonds
         (cost US$10,688,890) .................................      10,220,980
                                                                   ------------

Semi-Government Bonds--6.4%
British Columbia--1.7%
         Province of British Columbia,
 2,000   9.50%, 1/09/12 .......................................       1,666,496
                                                                   ------------
Ontario--1.1%
         Ontario Hydro,
   500   8.50%, 5/26/25 .......................................         418,483
         Province of Ontario,
 1,000   8.75%, 4/22/03 .......................................         655,918
                                                                   ------------
                                                                      1,074,401
                                                                   ------------

Quebec--3.6%
         Quebec Hydro,
 1,500   7.00%, 6/01/04 .......................................       1,012,077
 1,000   2.89%, 1/28/05 (b) ...................................         638,582
 2,000   9.625%, 7/15/22 ......................................       1,809,573
                                                                   ------------
                                                                      3,460,232
                                                                   ------------

         Total Canadian
         semi-government bonds
         (cost US$6,391,819) ..................................       6,201,129
                                                                   ------------

Banking and Finance--0.7%

         Credit Local de France,
 1,000   6.75%, 3/21/06 .......................................         687,380
                                                                   ------------
         Total Canadian banking
         and finance bonds
         (cost US$712,514) ....................................         687,380
                                                                   ------------

         Total Canadian
         long-term investments
         (cost US$17,793,223) .................................      17,109,489
                                                                   ------------

MALAYSIA--0.8%
Government Bonds--0.3%
MYR
         Malaysian Government,
 1,200   3.833%, 9/28/11 ......................................         317,029
                                                                   ------------
         Total Malaysian
         government bonds
         (cost US$313,841) ....................................         317,029
                                                                   ------------

Semi-Government Bonds--0.5%
         Danamodal Nasional Berhad,
 1,800   0.00%, 10/21/03 ......................................         460,563
                                                                   ------------
         Total Malaysia
         semi-government bonds
         (cost US$451,550) ....................................         460,563
                                                                   ------------

         Total Malaysia
         long-term investments
         (cost US$765,391) ....................................         777,592
                                                                   ------------


                                            Aberdeen Global Income Fund, Inc. 17

As of October 31, 2002

Principal
Amount
Local
Currency (a)                                                           Value
(000)                         Description                              (US$)
-------------------------------------------------------------------------------
NEW ZEALAND--15.7%
Government Bonds--3.0%
NZ$
         Canadian Government,
 1,000   6.625%, 10/03/07 .....................................         493,999
         New Zealand Government,
 5,000   6.50%, 4/15/13 .......................................       2,459,382
                                                                   ------------
         Total New Zealand
         government bonds
         (cost US$3,005,390) ..................................       2,953,381
                                                                   ------------

Utilities--0.5%
         Electricity Corporation of
         New Zealand Ltd.,
 1,000   8.00%, 2/15/03 .......................................         488,826
                                                                   ------------
         Total New Zealand
         utility bonds
         (cost US$582,649) ....................................         488,826
                                                                   ------------

Banking and Finance--10.2%
         Bayerische Hypo-und
         Vereinsbank AG,
 2,000   7.00%, 9/14/05 .......................................         975,288
         Commerzbank AG,
 3,500   8.00%, 2/07/05 .......................................       1,759,805
         GMAC INTL Finance BV,
 3,500   8.00%, 3/14/07 .......................................       1,705,199
         Landesbank Baden-
         Wuerttemberg,
 4,200   5.25%, 1/06/05 .......................................       2,006,992
         Landesbank Hessen-
         Thueringen Girozentrale,
 4,000   7.00%, 12/17/07 ......................................       1,991,080
         Transpower Finance Ltd.,
   500   8.00%, 6/15/05 .......................................         253,469
         WestPac Trust Securities,
 2,500   6.00%, 4/28/04 .......................................       1,211,016
                                                                   ------------
         Total New Zealand
         banking and finance bonds
         (cost US$9,331,444) ..................................       9,902,849
                                                                   ------------

Corporate Non-Banks--0.8%

         Housing New Zealand,
 1,500   8.00%, 11/15/06 ......................................         771,052
                                                                   ------------
         Total New Zealand
         corporate non-bank bonds
         (cost US$761,956) ....................................         771,052
                                                                   ------------

Supranational--1.2%
         European Investment Bank,
 2,300   7.00%, 12/17/07 ......................................       1,149,853
                                                                   ------------
         Total New Zealand
         supranational bonds
         (cost US$1,141,503) ..................................       1,149,853
                                                                   ------------

         Total New Zealand
         long-term investments
         (cost US$14,822,942) .................................      15,265,961
                                                                   ------------

PHILIPPINES--0.4%
Government Bonds--0.4%
PHP
         Philippine Government,
 7,000   16.50%, 2/25/09 ......................................         160,562
10,000   13.00%, 4/25/12 ......................................         195,180
                                                                   ------------
                                                                        355,742
                                                                   ------------

         Total Philippine
         long-term investments
         (cost US$408,663) ....................................         355,742
                                                                   ------------


18 Aberdeen Global Income Fund, Inc.

As of October 31, 2002

Principal
Amount
Local
Currency (a)                                                           Value
(000)                         Description                              (US$)
-------------------------------------------------------------------------------
SINGAPORE--0.7%
Government bonds--0.5%
SG$
         Singapore Government,
   100   3.00%, 11/01/02 ......................................          56,635
    50   4.00%, 3/01/07 .......................................          30,831
   700   4.625%, 7/01/10 ......................................         447,485
                                                                   ------------
         Total Singapore
         government bonds
         (cost US$500,956) ....................................         534,951
                                                                   ------------

Utilities--0.2%
         Singapore Power,
   250   4.60%, 9/21/07 .......................................         156,016
                                                                   ------------
         Total Singapore
         utility bonds
         (cost US$143,733) ....................................         156,016
                                                                   ------------

         Total Singapore
         long-term investments
         (cost US$644,689) ....................................         690,967
                                                                   ------------

SOUTH KOREA--1.8%
Government Bonds--1.8%
US$
         EMBARC Ltd. Linked
         Note Series 1-9,
 2,000   6.152%, 8/18/03 (b)(c) ...............................       1,730,660
                                                                   ------------
         Total Korean
         long-term investments
         (cost US$1,894,966) ..................................       1,730,660
                                                                   ------------

THAILAND--1.0%
Government Bonds--0.9%
THB
         Thailand Government,
   550   8.25%, 10/14/03 (d) ..................................          13,445
12,000   8.00%, 12/08/06 (d) ..................................         337,413
15,000   5.375%, 11/30/11 .....................................         389,410
 4,000   5.50%, 1/18/17 .......................................         104,034
                                                                   ------------
         Total Thailand
         government bonds
         (cost US$788,013) ....................................         844,302
                                                                   ------------

Utilities--0.1%
         Eastern Water Resources
         Development and Management
         Company Limited,
 5,000   9.00%, 7/22/04 (d) ...................................         126,966
                                                                   ------------
         Total Thailand
         utility bonds
         (cost US$126,092) ....................................         126,966
                                                                   ------------

Corporate Non-Banks--0.0%
         Advanced Info Service
         Public Company Limited,
 1,300   6.50%, 3/20/03 (d) ...................................          30,500
                                                                   ------------
         Total Thailand corporate
         non-bank bonds
         (cost US$34,455) .....................................          30,500
                                                                   ------------

         Total Thailand
         long-term investments
         (cost US$948,560) ....................................       1,001,768
                                                                   ------------


                                            Aberdeen Global Income Fund, Inc. 19

As of October 31, 2002

Principal
Amount
Local
Currency (a)                                                           Value
(000)                         Description                              (US$)
-------------------------------------------------------------------------------
UNITED KINGDOM--39.4%
Government Bonds--31.0%
(pound)
         United Kingdom Treasury,
   500   5.00%, 6/07/04 .......................................         797,744
 1,250   8.50%, 12/07/05 ......................................       2,204,881
 1,100   7.50%, 12/07/06 ......................................       1,930,734
   500   5.75%, 12/07/09 ......................................         842,092
 1,500   8.00%, 9/27/13 .......................................       3,032,470
   600   8.00%, 12/07/15 ......................................       1,251,011
 3,000   8.00%, 6/07/21 .......................................       6,668,581
 4,850   6.00%, 12/07/28 ......................................       9,279,819
         Republic of Finland,
 1,000   8.00%, 4/07/03 .......................................       1,589,260
 1,250   10.125%, 6/22/08 .....................................       2,458,404
                                                                   ------------
         Total United Kingdom
         government bonds
         (cost US$29,082,367) .................................      30,054,996
                                                                   ------------

Utilities--2.6%
         British Gas PLC,
 1,400   8.875%, 7/08/08 ......................................       2,553,991
                                                                   ------------
         Total United Kingdom
         utility bonds
         (cost US$2,195,083) ..................................       2,553,991
                                                                   ------------

Banking and Finance--5.8%
         Abbey National
         Treasury Services PLC,
 1,250   8.00%, 4/02/03 .......................................       1,986,469
         Barclays Bank PLC,
 1,000   9.875%, 5/29/49 ......................................       1,892,030
         Lloyds Bank PLC,
   500   7.375%, 3/11/04 ......................................         811,159
         Prudential Finance B.V.,
   500   9.375%, 6/04/07 ......................................         910,334
                                                                   ------------
         Total United Kingdom
         banking and finance bonds
         (cost US$5,057,007) ..................................       5,599,992
                                                                   ------------

         Total United Kingdom
         long-term investments
         (cost US$36,334,457) .................................      38,208,979
                                                                   ------------

UNITED STATES--7.4%
Yankee Bonds--7.4%
US$
         AES China Generating
         Company,
   100   10.125%, 12/15/06 ....................................          93,000
         Cable & Wireless
         Optus Finance,
   100   8.00%, 6/22/10 .......................................         114,809
         CITIC Ka Wah Bank,
    50   9.125%, 5/31/12 ......................................          52,675
         CNOOC Finance Ltd.,
    50   6.375%, 3/08/12 ......................................          54,056
         Kazkommerts INTL BV,
 1,000   10.125%, 5/08/07 .....................................       1,068,447
         Korea Development Bank,
   200   5.25%, 11/16/06 ......................................         209,893
         PCCW-HKTC Capital Ltd.,
   200   7.75%, 11/15/11 ......................................         205,700
         Petronas Capital Ltd.,
   100   7.00%, 5/22/12 .......................................         108,151
         Republic of Bulgaria,
 1,000   8.25%, 1/15/15 .......................................       1,063,000
         Republic of Colombia,
   904   9.75%, 4/09/11 .......................................         868,501
         Republic of Philippines,
    50   8.375%, 3/12/09 ......................................          50,250
    50   9.375%, 1/18/17 ......................................          51,240
 1,100   9.875%, 1/15/19 ......................................       1,084,270
         Russian Federation,
 1,000   11.00%, 7/24/18 ......................................       1,150,000
         United Mexican States,
 1,000   8.30%, 8/15/31 .......................................         986,500
                                                                   ------------
         Total United States
         long-term bonds
         (cost US$6,921,857) ..................................       7,160,492
                                                                   ------------

         Total long-term investments
         (cost US$105,897,945) ................................     107,479,277
                                                                   ------------


20 Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2002

Principal
Amount
Local
Currency (a)                                                           Value
(000)                         Description                              (US$)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--13.6%
Australia--2.5%
A$
         Banque Nationale de Paris
         Fixed Deposit,
 4,395   4.50%, 11/01/02
         (cost US$2,439,260) ..................................       2,439,260
                                                                   ------------
Canada--5.0%
C$
         State Street Bank and
         Trust Company Time Deposit,
 7,630   2.00%, 11/06/02
           (cost US$4,884,138) ................................       4,873,842
                                                                   ------------
New Zealand--1.9%
NZ$
         State Street Bank and
         Trust Company Fixed Deposit,
 3,810   4.25%, 11/06/02
         (cost US$1,854,327) ..................................       1,852,422
                                                                   ------------
United Kingdom--3.0%
(pound)
         State Street Bank and
         Trust Company Fixed Deposit,
 1,820   3.875%, 11/06/02
         (cost US$2,834,468) ..................................       2,847,390
                                                                   ------------
United States--1.2%
US$
 1,135   Repurchase Agreement, State
         Street Bank and Trust Company,
         1.72% dated 10/31/02, due 11/01/02
         in the amount of $1,135,054
         (collateralized by $825,000
         U.S. Treasury Notes, 8.125%
         due 5/15/21; value $1,160,775)
         (cost US$1,135,000) ..................................       1,135,000
                                                                   ------------
         Total short-term investments
         (cost US$13,147,193) .................................      13,147,914
                                                                   ------------
-------------------------------------------------------------------------------
Total Investments--124.4% (cost US$119,045,138)                     120,627,191
Net unrealized appreciation on forward foreign currency
exchange contracts--0.1% (e)                                             60,197
Other assets in excess of liabilities--6.4%                           6,263,120
Liquidation value of preferred stock--(30.9%)                       (30,000,000)
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100.0%               $ 96,950,508
===============================================================================

(a) Portfolio securities are listed based on currency in which they are traded; A$--Australian dollar
     C$--Canadian dollar
     CNY--Chinese yuan
     INR--Indian rupee
     KRW--South Korean won
     MYR--Malaysian ringgit
     NZ$--New Zealand dollar
     PHP--Philippine peso
     SG$--Singapore dollar
     THB--Thailand baht
     (pound)--British pound
     US$--United States dollar
(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at October 31, 2002.
(c) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.
(d) Securities, or a portion thereof, pledged as collateral for forward currency exchange contracts.
(e) Forward foreign currency exchange contracts entered into as of October 31, 2002 were as follows:

-----------------------------------------------------------------------------------------

Purchases
                                                                             Unrealized
Contracts to Receive    In exchange for   Settlement Date       Value       Appreciation
----------------------------------------------------------------------------------------
CNY 828,020              US$   100,000        1/24/03       US$   100,004      $     4
INR 9,911,310            US$   201,000       11/06/02       US$   205,033        4,033
KRW 3,133,250,000        US$ 2,500,000        1/13/03       US$ 2,556,774       56,774
PHP 20,886,040           US$   388,000        1/29/03       US$   387,386         (614)
                                                                               -------
                                                                               $60,197
                                                                               =======

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 21

Statement of Assets and Liabilities

October 31, 2002

Assets
Investments, at value (cost $119,045,138) ..........................    $ 120,627,191
Foreign currency, at value (cost $1,752,916) .......................        1,766,723
Cash ...............................................................        3,897,732
Interest receivable ................................................        2,623,139
Deferred rights offering costs .....................................           84,480
Net unrealized appreciation on forward foreign exchange contracts ..           60,197
Prepaid expenses ...................................................           42,267
                                                                        -------------
   Total assets ....................................................      129,101,729
                                                                        -------------
Liabilities
Payable for investments purchased ..................................        1,176,226
Dividends and distributions payable--common stock ..................          555,972
Deferred rights offering costs payable .............................           84,480
Investment management fee payable ..................................           76,590
Administration fee payable .........................................           23,566
Net unrealized depreciation on interest rate swap ..................           21,600
Accrued expenses and other liabilities .............................          212,787
                                                                        -------------
   Total liabilities ...............................................        2,151,221
                                                                        -------------
Preferred stock
$.001 par value per share and $25,000 liquidation value per share ..       30,000,000
                                                                        -------------
Net Assets Applicable to Common Shareholders .......................    $  96,950,508
                                                                        =============
Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share) ...........................    $       9,266
Paid-in capital in excess of par ...................................      116,420,251
Accumulated investment loss ........................................       (2,618,140)
Accumulated net realized losses on investment transactions .........       (2,800,164)
Net unrealized appreciation on investments .........................        3,253,939
Accumulated net realized foreign exchange losses ...................      (15,728,554)
Net unrealized foreign exchange losses .............................       (1,586,090)
                                                                        -------------
Net Assets Applicable to Common Shareholders .......................    $  96,950,508
                                                                        =============
Net asset value per common share based on (9,266,209 shares
   issued and outstanding) .........................................    $       10.46
                                                                        =============

See notes to financial statements.


22 Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2002

Net Investment Income
Income
   Interest and discount earned (net of foreign withholding taxes of $138,391) ..    $  6,819,376
                                                                                     ------------
Expenses
   Investment management fee ....................................................         796,649
   Administration fee ...........................................................         245,123
   Directors' fees and expenses .................................................         169,874
   Reports to shareholders ......................................................         141,724
   Custodian's fees and expenses ................................................         127,429
   Legal fees and expenses ......................................................         111,081
   Independent accountant's fees and expenses ...................................         106,134
   Auction agent's fees and expenses ............................................          84,288
   Investor relations fees and expenses .........................................          59,902
   Insurance expense ............................................................          50,800
   Registration fees ............................................................          25,000
   Transfer agent's fees and expenses ...........................................          19,832
   Miscellaneous ................................................................          66,817
                                                                                     ------------
      Total operating expenses ..................................................       2,004,653
                                                                                     ------------
Net investment income ...........................................................       4,814,723
                                                                                     ------------
Realized and Unrealized Gains (Losses) on Investments and
Foreign Currencies
   Net realized losses on investment transactions ...............................         (95,694)
   Net realized foreign exchange losses .........................................      (2,959,182)
                                                                                     ------------
                                                                                       (3,054,876)
                                                                                     ------------
   Net change in unrealized appreciation of investments .........................      (1,002,482)
   Net change in unrealized foreign exchange losses .............................      11,114,486
                                                                                     ------------
                                                                                       10,112,004
                                                                                     ------------
Net gain on investments and foreign currencies ..................................       7,057,128
                                                                                     ------------
Net increase in Net Assets from Operations ......................................      11,871,851
                                                                                     ------------
Dividends to Preferred Shareholders from
   Net Investment Income ........................................................        (604,200)
                                                                                     ------------
Net Increase in Net Assets Applicable to Common Shareholders
   Resulting from Operations ....................................................    $ 11,267,651
                                                                                     ============

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 23

Statement of Cash Flows

For the Year Ended October 31, 2002

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from operating activities
   Interest received (excluding discount and premium amortization of $531,362) ..    $  7,154,354
   Operating expenses paid ......................................................      (1,963,942)
   Proceeds from sales and maturities of short-term portfolio investments, net ..       2,081,507
   Purchases of long-term portfolio investments .................................     (38,910,662)
   Proceeds from sales of long-term portfolio investments .......................      43,704,746
   Dividends paid to preferred shareholders .....................................        (620,076)
   Other ........................................................................         (68,089)
                                                                                     ------------
      Net cash provided from operating activities ...............................      11,377,838
                                                                                     ------------
Cash flows used for financing activities
   Dividends paid to common shareholders ........................................      (6,948,963)
                                                                                     ------------
Effect of exchange rate on cash .................................................         231,974
                                                                                     ------------
Net increase in cash ............................................................       4,660,849
   Cash at beginning of year ....................................................       1,003,606
                                                                                     ------------
   Cash at end of year ..........................................................    $  5,664,455
                                                                                     ============
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders from Operations to Net Cash
(Including Foreign Currency) Provided from Operating Activities
   Net increase in net assets applicable to common shareholders
      resulting from operations .................................................    $ 11,267,651
                                                                                     ------------
   Decrease in investments ......................................................       5,558,438
   Dividends to preferred shareholders ..........................................         604,200
   Net realized losses on investments ...........................................          95,694
   Net realized foreign exchange losses .........................................       2,959,182
   Net change in unrealized appreciation/depreciation on investments ............       1,002,482
   Net change in unrealized foreign exchange losses .............................     (11,114,486)
   Increase in interest receivable ..............................................        (196,384)
   Increase in payable for investments purchased ................................       1,176,226
   Increase in deferred offering costs payable ..................................          84,480
   Decrease in payable for preferred dividends ..................................         (15,876)
   Increase in deferred offering costs ..........................................         (84,480)
   Increase in accrued expenses and other liabilities ...........................          40,711
                                                                                     ------------
   Total adjustments ............................................................         110,187
                                                                                     ------------
Net cash provided from operating activities .....................................    $ 11,377,838
                                                                                     ============

See notes to financial statements.


24 Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

Applicable to Common Shareholders

                                                                           For the Year
                                                                         Ended October 31,
                                                                   -----------------------------
                                                                       2002             2001
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Applicable to
   Common shareholders
Operations
   Net investment income ......................................    $  4,814,723     $  6,563,995
   Net realized losses on investment transactions .............         (95,694)        (420,172)
   Net realized foreign exchange losses .......................      (2,959,182)      (4,541,817)
   Net change in unrealized appreciation/depreciation
      of investments ..........................................      (1,002,482)       3,076,210
   Net change in unrealized foreign exchange gains/losses .....      11,114,486        2,579,210
                                                                   ------------     ------------
   Net Increase in Net Assets from Operations .................      11,871,851        7,257,426
                                                                   ------------     ------------
Dividends to preferred shareholders from net investment
   income .....................................................        (604,200)      (1,429,668)
                                                                   ------------     ------------
Net Increase in Net Assets Applicable to Common
   Shareholders Resulting from Operations .....................      11,267,651        5,827,758
                                                                   ------------     ------------
Dividends and distributions to common shareholders from
   Net investment income ......................................        (365,846)      (3,178,810)
   Tax return of capital ......................................      (6,490,454)      (4,604,057)
                                                                   ------------     ------------
Net decrease in net assets applicable to common shareholders
   resulting from dividends and distributions .................      (6,856,300)      (7,782,867)
                                                                   ------------     ------------
Total increase (decrease) in net assets applicable to
   common shareholders ........................................       4,411,351       (1,955,109)
Net Assets Applicable to Common Shareholders
Beginning of year(a) ..........................................      92,539,157       94,494,266
                                                                   ------------     ------------
End of year (including accumulated investment loss of
   ($2,618,140) and ($664,511), respectively) .................    $ 96,950,508     $ 92,539,157
                                                                   ============     ============

(a) Amounts have been restated to conform to new requirements for presentation of preferred stock under generally accepted accounting principles.

See notes to financial statements.


                                            Aberdeen Global Income Fund, Inc. 25

Financial Highlights

                                                                        For the Year Ended October 31,
                                                     ---------------------------------------------------------------------
                                                      2002(1)         2001           2000           1999           1998
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share,
   beginning of year ............................    $    9.99      $   10.20      $   12.14      $   13.07      $   13.94
                                                     ---------      ---------      ---------      ---------      ---------
Net investment income ...........................         0.52           0.71           0.81           0.87           0.99
Net realized and unrealized gains (losses)
   on investments and foreign currencies ........         0.76           0.07          (1.68)         (0.70)         (0.73)
Dividends to preferred shareholders:
   From net investment income ...................        (0.07)         (0.15)         (0.16)         (0.11)         (0.14)
   From net realized gains on
      investment transactions(1).................           --             --          (0.04)         (0.04)         (0.04)
                                                     ---------      ---------      ---------      ---------      ---------
   Total from investment operations applicable
      to common shareholders ....................         1.21           0.63          (1.07)          0.02           0.08
                                                     ---------      ---------      ---------      ---------      ---------
Dividends and distributions to
   common shareholders:
   From net investment income ...................        (0.04)         (0.34)         (0.71)         (0.62)         (0.87)
   Tax return of capital ........................        (0.70)         (0.50)            --             --             --
   From net realized gains on
      investment transactions(1) ................           --             --          (0.16)         (0.33)         (0.08)
                                                     ---------      ---------      ---------      ---------      ---------
   Total dividends and distributions ............        (0.74)         (0.84)         (0.87)         (0.95)         (0.95)
                                                     ---------      ---------      ---------      ---------      ---------
Net asset value per common share, end of year ...    $   10.46      $    9.99      $   10.20      $   12.14      $   13.07
                                                     =========      =========      =========      =========      =========
Market value, end of year .......................    $    9.35      $    9.00      $  8.8750      $  10.375      $ 10.8125
                                                     =========      =========      =========      =========      =========
Number of shares of common stock
   outstanding (000 omitted) ....................        9,266          9,266          9,266          9,266          9,266
Total investment return based on:(2)
   Market value .................................        12.45%         11.20%         (6.11)%         4.89%         (5.59)%
   Net asset value ..............................        13.30%          7.40%         (7.78)%         1.53%          1.82%
Ratio to Average Net Assets Applicable to
Common Shareholders(3)/Supplementary Data:
Net assets applicable to common shareholders,
   end of year (000 omitted) ....................    $  96,951      $  92,539      $  94,494      $ 112,504      $ 121,096
Average net assets applicable to common
   shareholders (000 omitted) ...................       92,148         93,987        105,657        119,257        122,266
Operating expenses ..............................         2.17%          2.11%          2.02%          1.95%          1.70%
Net investment income(3) ........................         4.57%          5.46%          5.39%          5.53%          6.17%
Portfolio turnover ..............................           39%            17%            29%            40%            36%
Senior securities (preferred stock)
   outstanding (000 omitted) ....................    $  30,000      $  30,000      $  30,000      $  30,000      $  30,000
Asset coverage on preferred stock at year end ...          423%           408%           415%           475%           504%
--------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.10, decrease net realized and unrealized loss on investments and foreign exchange losses by $0.10 and decrease the ratio of net investment income to average net asset on common shareholders from 5.54% to 4.57%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.22%, 6.98%, 7.12%, 6.76% and 7.50%, respectively.

See notes to financial statements.


26 Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

Note 1. Investment Objectives

Aberdeen Global Income Fund, Inc. (formerly known as Aberdeen Commonwealth Income Fund, Inc.) (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in the Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund will seek to achieve its investment objective through investment in fixed-income securities denominated in the Commonwealth Currencies and in Global Debt Securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated


                                            Aberdeen Global Income Fund, Inc. 27
into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

Net realized foreign exchange losses includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rates of the Commonwealth Currencies utilized by the Fund at October 31, 2002 were US$.5550 to A$1.00, US$0.6388 to C$1.00, US$0.4862 to
NZ$1.00, US$1.5645 to (pound)1.00.

Security Valuation: The Fund's Board of Directors has adopted Pricing and Valuation Procedures (the "Procedures") to be used in determining the value of the


28 Aberdeen Global Income Fund, Inc.

assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Securities purchased with a maturity of less than 60 days are valued at amortized cost. Securities purchased with a maturity of greater than 60 days are valued at current market quotations until the 60th day prior to maturity. At that time, the value of the security on the 61st day prior to maturity is amortized on a straight-line basis to value the security for the remaining 60 days. Securities for which market quotations are not readily available are valued at fair value in good faith using methods set forth in the Procedures.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian/ counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Change in Accounting Principles: As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact


                                            Aberdeen Global Income Fund, Inc. 29
on the net asset value of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities.

The Fund determined that the adoption of the premium amortization policy resulted in a cumulative reduction of $3,549,925 in the recorded cost of investments (but not their market value) and a corresponding $3,549,925 increase in net unrealized appreciation on investments, based on investments owned by the Fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002, was to decrease net investment income by $893,719, increase net unrealized appreciation/ depreciation on investments by $1,405,942, and decrease net realized losses by $2,299,661. Because the Fund determines its required distributions under Federal income tax laws, adoption of this principle will not affect the amount or composition of distributions paid to shareholders. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract.

Interest Rate Swap: The Fund may engage in certain swap transactions, in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. An interest rate swap is an agreement between two parties which involves exchanging floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the


30 Aberdeen Global Income Fund, Inc.

contract. The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of October 31, 2002, there were no open futures contracts.

Options: When the fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the


                                            Aberdeen Global Income Fund, Inc. 31
premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of October 31, 2002, there were no open option contracts.

Dividends and distributions: Dividends and distributions to common shareholders are recorded on the ex-dividend date. These are based upon net investment income, and capital and currency gains determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to amortization of premium and discount and differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in
Note 7.

Reclassification of Capital Accounts: For the year ended October 31, 2002, the Fund decreased accumulated investment loss by $4,242,074, increased accumulated net realized losses on investments by $2,255,840 and decreased accumulated net realized foreign exchange losses by $4,504,220, resulting in a decrease to paid-in capital in excess of par by $6,490,454. Net investment income, net realized losses on investments and net assets were not affected by this change.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into U.S. dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund's policy to meet the requirements of the United States of America Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency


32 Aberdeen Global Income Fund, Inc.

transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

The Fund has agreements with Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager"), Aberdeen Asset Management Limited (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are direct or indirect wholly-owned subsidiaries of Aberdeen Asset Management Plc. The Investment Manager has entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of both common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly total net assets of both common and preferred shareholders, subject to a minimum annual payment of $150,000 ($12,500 per month). The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.


                                            Aberdeen Global Income Fund, Inc. 33

The Investment Manager informed the Fund that it paid $305,369 to the Investment Adviser and $12,000 to the Consultant during the year ended October 31, 2002.

Under terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. ('Aberdeen'), an affiliate of the Fund's Investment Manager and Investment Adviser, serves as the Fund's investor relations services provider. This agreement provides Aberdeen with a monthly retainer of $4,000 plus out-of-pocket expenses. During the year ended October 31, 2002, the Fund incurred fees of approximately $54,269 for the services of Aberdeen. As of October 31, 2002, $5,200 was due to Aberdeen. Investor relations fees and expenses in the statement of operations include certain out-of-pocket expenses.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 aggregated $40,086,888 and $43,619,781, respectively.

On September 16, 2002, the Fund entered into a 2-year interest rate swap agreement in order to hedge one third of the Fund's outstanding issue of AMPS. Under the original terms of the agreement, the Fund received a floating rate of interest (one month USD-LIBOR BBA rate) based on a notional amount of $10,000,000 and paid interest at a fixed rate of 2.46%. The fixed rate interest payment was repriced at 2.10% on October 1, 2002. Net receipts of payments of such amounts are exchanged every 28 days. At October 31, 2002 the unrealized depreciation of interest rate swaps was $21,600. The swap is scheduled to terminate September 16, 2004.

Net interest expense of $4,824 on interest rate swaps during the year is included in miscellaneous expenses in the Statement of Operations.

The United States of America federal income tax basis of the Fund's investments at October 31, 2002 was $119,435,914 and accordingly, net unrealized appreciation for United States federal income tax purposes was $1,191,277 (gross unrealized appreciation--$2,545,785, gross unrealized depreciation -- $1,354,508.)


34 Aberdeen Global Income Fund, Inc.

Note 5. Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2002 was as follows:

                                                                   October 31,
                                                                         2002
Distribution paid from:
Ordinary Income                                                  $    970,046
Net Long-Term Capital Gains                                                --
Tax Return of Capital                                               6,490,454
                                                                 ------------
   Total Distribution                                            $  7,460,500
                                                                 ============

As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                               $          0
Undistributed long-term capital gains--net                                  0
                                                                 ------------
Total undistributed earnings--net                                $          0
Capital loss carryforward                                          (2,780,196)*
Unrealized gains/(losses)--net                                    (16,698,813)**
                                                                 ------------
Total accumulated earnings/(losses)--net                         $(19,479,009)
                                                                 ============

 * At October 31, 2002, the Fund had a net capital loss carryforward of $2,780,196, of which $428,662 expires in 2009 and $2,351,534 expires in
     2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to: the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, wash sales and loss deferrals.

Note 6. Common Stock

There are 300 million shares of $.001 par value common stock authorized and 9,266,209 shares outstanding at October 31, 2002.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. Through October 31, 2002, there have been no share repurchases through this program.

On October 8, 2002, the Fund filed a registration statement with the Securities and Exchange Commission in connection with a proposed transferable rights offering to common shareholders. The purpose of the offering is to enable the Fund to increase its investments in Global Debt Securities and increase the Fund's net investment income. For the year ended October 31, 2002, the Fund incurred $84,480 of expenses in connection with the proposed rights offering. These expenses are being deferred and will reduce the future proceeds from the offering. If the Fund does not consummate the rights offering, the deferred expenses will be recognized.


                                            Aberdeen Global Income Fund, Inc. 35

Note 7. Preferred Stock

There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. In order to correlate the receipt of the swap interest with the payment of the dividends on the Preferred Stock, the Fund has requested, and received approval for, a 28 day Special Dividend Period. It is anticipated that the Fund will continue to request successive Special Dividend Periods for the period during which the swap is in place. Dividend rates ranged from 1.60% to 2.70% during the year ended October 31, 2002. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

A recent Securities and Exchange Commission staff announcement,


36 Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

Emerging Issues Task Force Discussion ("EITF D"-98), Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of Preferred Shares in the financial statements. To conform with this guidance, the Fund has reclassified its Preferred Stock outside of net assets in the Statement of Assets and Liabilities and restated its Statement of Changes in Net Assets to reflect only net assets applicable to common shareholders.

Note 8. Subsequent Dividends

Subsequent to October 31, 2002, the Board of Directors of the Fund declared distributions of $0.06 per common share payable on December 6, 2002 and January 10, 2003 to common shareholders of record on November 29, 2002 and January 2, 2003, respectively.

Subsequent to October 31, 2002, dividends and distributions declared and paid on preferred shares totaled approximately $51,288 for the outstanding preferred share series through December 2, 2002.


                                            Aberdeen Global Income Fund, Inc. 37

Report of Independent Accountants

To the Shareholders and the Board of Directors of Aberdeen Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Global Income Fund, Inc. (the "Fund," formerly known as Aberdeen Commonwealth Income Fund, Inc.) at October 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 16, 2002


38 Aberdeen Global Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

Common Shareholders:

Of the monthly cash distributions paid by the Fund during the taxable year ended October 31, 2002, 5.71% represents income from foreign sources. Additionally, 0.85% of the monthly cash distributions is attributable to foreign withholding taxes.

Preferred Shareholders:

Of the ordinary income distributions paid by the Fund during the taxable year ended October 31, 2002, 86.61% represents income from foreign sources. Additionally, 12.83% of the ordinary income distributions is attributable to foreign withholding taxes.

The foreign taxes paid or withheld represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

                                               ABERDEEN GLOBAL INCOME FUND, INC.


                                            Aberdeen Global Income Fund, Inc. 39

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions of dividends and capital gains, net of any applicable withholding tax, will automatically be reinvested by EquiServe Trust Company N.A. (the "Plan Agent") in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares a dividend or capital gain distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly-issued shares on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: If, on payable date, the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value per share, Plan participants will receive newly-issued shares of the Fund valued at the greater of net asset value per share or 95% of the then current market price. If, on the other hand, the net asset value per share plus any brokerage commissions exceed the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of net asset value per share as last so determined or 95% of the then current market value.

There is no charge to participants for reinvesting dividends and capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of


40 Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

dividends and distributions. The automatic reinvestment of dividends and distributions does not relieve participants of any federal income tax that may be payable on such dividends and distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds to the Plan Agent in any amount of at least $100 for the purchase of shares on the open market. Voluntary payments will be invested on or shortly after the 15th of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Cash investments may be commingled with the funds of other shareholders of the Fund held by the Plan Agent and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. Participants will also be charged a service fee for each voluntary cash investment.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price and send a check to the participant for the proceeds. If, by giving proper notice to the Plan Agent, participants request cash, the Plan Agent will sell the shares and send the participant the proceeds, less a service fee of $2.50 and less brokerage commissions.

The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written notice to shareholders of the Fund.

All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-426-5523.


                                            Aberdeen Global Income Fund, Inc. 41

MANAGEMENT OF THE FUND

The names of the Directors and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading "Interested Directors." Directors who are not interested persons as described above are referred to in the table below under the heading "Independent Directors."


BOARD OF DIRECTORS INFORMATION
===================================================================================================================================
INTERESTED DIRECTORS
===================================================================================================================================

                                                                                       Number of
                                        Term of                                        Funds in Fund
                           Position(s)  Office and                                     Complex*
                           Held with    Length of       Principal Occupation(s)        Overseen by     Other Directorships
Name, Address & Age        the Fund     Time Served     During Past Five Years         Director        Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
Laurence S. Freedman A.M.  Class I      Term expires    Mr. Freedman has over 35       3               EquitiLink Holdings Pty.
25 Lime Street             Director     2005; Director  years of experience in funds                   Limited (holding company);
Suite 405                               since 1992      management with a focus on                     Aberdeen Leaders Limited
Sydney, NSW 2000                                        global investment analysis.                    (investment company); TEN
Australia                                               Prior to founding EquitiLink                   Network Holdings Limited
Age: 59                                                 in 1981, he was Director of                    (television network); EIML
                                                        Investment at BT Australia                     Australia Pty. Limited
                                                        Limited. Mr. Freedman's areas                  (investment company); Link
                                                        of fund management                             Enterprises (International)
                                                        specialization include                         Pty. Ltd.; Link Traders Pty.
                                                        investment in resource and                     Ltd.; Link Traders (Aust)
                                                        development companies,                         Pty. Ltd.; Letota Pty. Ltd.
                                                        international economies and
                                                        the geopolitical impact on
                                                        investment markets. He was
                                                        Chairman of the Fund from
                                                        2000 to 2001 and President of
                                                        the Fund from its inception
                                                        until 2001. Mr. Freedman was
                                                        founder of the Fund's
                                                        Investment Adviser, and until
                                                        December 2000, he was Joint
                                                        Managing Director of the
                                                        Fund's Investment Adviser and
                                                        a Director of the Fund's
                                                        Investment Manager.

                                                        Mr. Freedman was also
                                                        Chairman from 1995 to 2001,
                                                        President from 1985 to 2000
                                                        and Director since 1985, of
                                                        Aberdeen Australia Equity
                                                        Fund, Inc.; Chairman from
                                                        1995 to 2000, Vice President
                                                        from 1986 to 2001, and
                                                        Director from 1986 to 2000,
                                                        of Aberdeen Asia-Pacific
                                                        Income Fund, Inc.; Joint
                                                        Managing Director from 1986
                                                        to 2000 of Aberdeen
                                                        Asia-Pacific Income
                                                        Investment Company Limited;
                                                        and Joint Managing Director
                                                        from 1986 to 2000 of
                                                        EquitiLink Limited (holding
                                                        company).
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Gilbert**        Chairman     Term as         Mr. Gilbert is the Chief       2               Aberdeen Asia-Pacific Income
One Albyn Place            of Board,    Director        Executive and an Executive                     Fund, Inc.; Aberdeen
Aberdeen, AB10 1YG         Class III    expires 2004;   Director of Aberdeen Asset                     Asia-Pacific Income
United Kingdom             Director     Director since  Management PLC, which was                      Investment Company Limited.
Age: 47                                 2001            established in 1983 and is
                                                        the parent company of the                      Mr. Gilbert is also a
                                                        Fund's Investment Manager and                  director of foreign funds
                                                        Investment Adviser. He is one                  advised by entities
                                                        of the founding directors of                   affiliated with the
                                                        Aberdeen Asset Management PLC                  Investment Manager and the
                                                        and has been involved in the                   Investment Adviser.
                                                        investment management
                                                        industry since 1982, after he                   * Aberdeen Asia-Pacific
                                                        qualified as a chartered                          Income Fund, Inc. and
                                                        accountant. He has been                           Aberdeen Australia Equity
                                                        Chairman of the Board of the                      Fund, Inc. have a common
                                                        Fund and of Aberdeen                              Investment Manager and
                                                        Asia-Pacific Income Fund,                         Investment Adviser with
                                                        Inc. since 2001. He has been                      the Fund, and may thus be
                                                        a Director of Aberdeen Asset                      deemed to be part of the
                                                        Management Limited (the                           same "Fund Complex" as
                                                        Fund's Investment Adviser)                        the Fund.
                                                        and Aberdeen Asset Managers
                                                        (C.I.) Limited (the Fund's                     ** Mr. Freedman is deemed to
                                                        Investment Manager) since                         be an interested person
                                                        2001.                                             because of his ownership
                                                                                                          of securities of Aberdeen
                                                                                                          Asset Management PLC, the
                                                                                                          parent company of the
                                                                                                          Fund's Investment Manager
                                                                                                          and Investment Adviser.
                                                                                                          Mr. Gilbert is deemed to
                                                                                                          be an interested person
                                                                                                          because of his affiliation
                                                                                                          with the Fund's Investment
                                                                                                          Manager and Investment
                                                                                                          Adviser.
-----------------------------------------------------------------------------------------------------------------------------------


42 & 43 Aberdeen Global Income Fund, Inc.


BOARD OF DIRECTORS INFORMATION (continued)
===================================================================================================================================
INDEPENDENT DIRECTORS
====================================================================================================================================
                                                                                       Number of
                                        Term of                                        Funds in Fund
                           Position(s)  Office and                                     Complex*
                           Held with    Length of       Principal Occupation(s)        Overseen by      Other Directorships
Name, Address & Age        the Fund     Time Served     During Past Five Years         Director         Held by Director
------------------------------------------------------------------------------------------------------------------------------------
David L. Elsum, A.M.       Class I      Term expires    Mr. Elsum has over 20          3                Aberdeen Australia Equity
9 May Grove                Director     2005; Director  years of experience in                          Fund, Inc.; Aberdeen
South Yarra,                            since 1992      investment and insurance                        Asia-Pacific Income Fund,
Victoria 3141                                           markets. He was a member                        Inc.; Aberdeen Asia-Pacific
Australia                                               of the Corporations and                         Income Investment Company
Age: 65                                                 Securities Panel of the                         Limited; Melbourne Wholesale
                                                        Australian Securities                           Fish Market Pty. Ltd.; Queen
                                                        Commission until 2000,                          Victoria Market Pty. Ltd.
                                                        was a member of the                             (municipal market);
                                                        Australian Federal                              Financial Planning
                                                        Government                                      Association Limited
                                                        Administrative Appeals                          (industry association);
                                                        Tribunal until 2001,                            Aberdeen Leaders Limited
                                                        Chairman of Audit                               (investment company).
                                                        Victoria (government
                                                        statutory authority)
                                                        from 1997 to 2000, and
                                                        has been a member of the
                                                        State of Victoria
                                                        Regulator-General Appeal
                                                        Panel since 2001. Mr.
                                                        Elsum is Chairman of
                                                        Stodart Investment Pty.
                                                        Ltd. Previously, he was
                                                        founding Managing
                                                        Director of Capel Court
                                                        Investment Bank, and
                                                        Chief Executive of
                                                        several major public
                                                        companies including The
                                                        MLC Limited (insurance)
                                                        and President of the
                                                        State of Victoria
                                                        Superannuation Fund
                                                        (pension fund
                                                        management).
------------------------------------------------------------------------------------------------------------------------------------
Neville J. Miles           Class III    Term expires    Mr. Miles has over 20          3                Aberdeen Australia Equity
2 Paddington Street        Director     2004; Director  years of international                          Fund, Inc.; Aberdeen
Paddington, NSW 2021                    since 1999      investment banking                              Asia-Pacific Income Fund,
Australia                                               experience. He was                              Inc.; Aberdeen Asia-Pacific
Age: 56                                                 formerly head of                                Income Investment Company
                                                        Corporate Treasury at                           Limited; Aberdeen Leaders
                                                        Westpac Banking                                 Limited (investment
                                                        Corporation and Managing                        company).
                                                        Director of Ord Minnett
                                                        Securities Limited
                                                        (stockbrokers). Mr.
                                                        Miles has extensive
                                                        experience in the areas
                                                        of corporate
                                                        acquisitions and equity
                                                        offerings.

                                                        Mr. Miles is currently
                                                        an investor and real
                                                        estate developer. He has
                                                        served, for over five
                                                        years, as a Director of
                                                        Ballyshaw Pty. Ltd.
                                                        (investing/consulting)
                                                        and Dawnglade Pty. Ltd.
                                                        (real estate
                                                        investment), and has
                                                        served as a Director of
                                                        Villepen Pty. Ltd. (real
                                                        estate investment
                                                        company) since 1999;
                                                        Sonic Communications
                                                        Pty. Ltd. since 2000,
                                                        and Commsecure Limited
                                                        since 2002.
------------------------------------------------------------------------------------------------------------------------------------


44 & 45 Aberdeen Global Income Fund, Inc.

BOARD OF DIRECTORS INFORMATION (continued)
====================================================================================================================================
INDEPENDENT DIRECTORS (continued)
====================================================================================================================================

                                                                                       Number of
                                        Term of                                        Funds in Fund
                           Position(s)  Office and                                     Complex*
                           Held with    Length of       Principal Occupation(s)        Overseen by      Other Directorships
Name, Address & Age        the Fund     Time Served     During Past Five Years         Director         Held by Director
------------------------------------------------------------------------------------------------------------------------------------
William J. Potter          Class II     Term expires    Mr. Potter has extensive       3                Aberdeen Australia Equity
236 West 27th Street       Director     2003; Director  experience in investment                        Fund, Inc.; Aberdeen
3rd Floor                               since 1992      banking and fund                                Asia-Pacific Income Fund,
New York, NY 10001                                      management. Mr. Potter                          Inc.; Aberdeen Asia-Pacific
Age: 54                                                 has held senior                                 Income Investment Company
                                                        positions with Toronto                          Limited; National Foreign
                                                        Dominion Bank, Barclays                         Trade Counsel (trade
                                                        Bank PLC, and Prudential                        association); Alexandria
                                                        Securities, Inc., as                            Bancorp (banking group in
                                                        well as board of                                Cayman Islands); E.C. Power,
                                                        director positions with                         Inc. (energy company);
                                                        investment funds                                Alexandria Funds.
                                                        involving over $20
                                                        billion in assets since
                                                        1983. Mr. Potter has
                                                        been involved in the
                                                        Australian capital
                                                        markets since 1974,
                                                        including management and
                                                        board of director
                                                        positions with a noted
                                                        Australian brokerage
                                                        house. Mr. Potter is
                                                        President of a U.S.
                                                        investment bank and has
                                                        securities licenses in
                                                        both the U.S. and
                                                        Canada. Mr. Potter also
                                                        has extensive securities
                                                        underwriting experience
                                                        in various capital
                                                        markets with an emphasis
                                                        on natural resources.

                                                        Mr. Potter is currently
                                                        President of Ridgewood
                                                        Group International
                                                        Ltd., an international
                                                        consulting and merchant
                                                        banking company, and
                                                        President of Ridgewood
                                                        Capital Funding, Inc., a
                                                        private placement
                                                        securities firm.
------------------------------------------------------------------------------------------------------------------------------------
Peter D. Sacks             Class II     Term expires    Mr. Sacks is currently         3                Aberdeen Australia Equity
445 King Street West,      Director     2003; Director  Managing Partner of                             Fund, Inc.; Aberdeen
4th Floor                               since 1992      Toron Capital Markets,                          Asia-Pacific Income Fund,
Toronto, Ontario                                        Inc., a company he                              Inc.; Aberdeen Asia-Pacific
M5V 1K4 Canada                                          established in 1988 to                          Income Investment Company
Age: 57                                                 design and manage                               Limited; Aberdeen G7 Trust;
                                                        customized equity, fixed                        First Horizon Holdings LTD,
                                                        income and currency                             First Horizon Capital Corp.,
                                                        portfolios for                                  Cirrus Financial Concepts
                                                        individual and corporate                        Inc.
                                                        clients. Mr. Sacks also
                                                        serves on the Boards of
                                                        Directors of Toron
                                                        Capital Markets, Inc.
                                                        (portfolio management),
                                                        Toron Capital
                                                        Management, Ltd. and
                                                        Toron Asset Management,
                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
Dr. Anton E. Schrafl       Preferred    Term expires    Dr. Schrafl was Deputy         2                Aberdeen Asia-Pacific Income
Wiesenstrasse 7            Stock        2003; Director  Chairman of Holcim                              Fund, Inc.; Aberdeen
8001 Zurich                Director     since 1993      Limited, a global                               Asia-Pacific Income
Switzerland                                             manufacturer and                                Investment Company Limited.
Age: 70                                                 distributor of cement
                                                        and allied products
                                                        until May 2002. He
                                                        currently serves as
                                                        Chairman of the Board of
                                                        Directors of Dynavest,
                                                        AG, a corporation
                                                        focusing on investments.
                                                        Dr. Schrafl is also on
                                                        the Board of Directors
                                                        of Organogenesis, Inc.,
                                                        a medical products
                                                        company involved in
                                                        biotechnological tissue
                                                        engineering, and Apogee
                                                        Technology Inc., a
                                                        manufacturer of digital
                                                        amplifiers.
------------------------------------------------------------------------------------------------------------------------------------


46 & 47 Aberdeen Global Income Fund, Inc.


BOARD OF DIRECTORS INFORMATION (concluded)
====================================================================================================================================
INDEPENDENT DIRECTORS (concluded)
====================================================================================================================================

                                                                                       Number of
                                        Term of                                        Funds in Fund
                           Position(s)  Office and                                     Complex*
                           Held with    Length of       Principal Occupation(s)        Overseen by      Other Directorships
Name, Address & Age        the Fund     Time Served     During Past Five Years         Director         Held by Director
------------------------------------------------------------------------------------------------------------------------------------
E. Duff Scott              Class I      Term expires    Mr. Scott is currently         1                Aberdeen Asia-Pacific Income
8 Sunnydene Crescent       Director     2005; Director  President of Multibanc                          Investment Company Limited;
Toronto, Ontario                        since 1992      Financial Corporation                           Aberdeen G7 Trust; Multibanc
M4N 3J6 Canada                                          and Multibanc NT                                Financial Corporation and
Age: 66                                                 Financial Corporation,                          Multibanc NT Financial
                                                        investment holding                              Corporation (investment
                                                        companies. He also                              holding companies), QLT Inc.
                                                        serves as Chairman of                           (biopharmaceuticals); Perle
                                                        QLT Inc., a                                     Systems, Inc. (computers),
                                                        biopharmaceutical                               Lions Gate Entertainment
                                                        company. Previously, Mr.                        (media); Becker Milk Company
                                                        Scott was Chairman of                           (real estate); Telco Split
                                                        Peoples Jewelers                                Co. (split share company);
                                                        Corporation (retail                             Simmons Income Trust.
                                                        jeweler) and Chairman of
                                                        the Toronto Stock
                                                        Exchange.
------------------------------------------------------------------------------------------------------------------------------------
John T. Sheehy             Preferred    Term expires    Mr. Sheehy has over 30         3                Aberdeen Australia Equity
560 Sylvan Avenue          Stock        2003; Director  years' experience in                            Fund, Inc.; Aberdeen
Englewood Cliffs,          Director     since 1992      investment banking with                         Asia-Pacific Income Fund,
NJ 07632                                                companies such as J.P.                          Inc.; Aberdeen Asia-Pacific
Age: 60                                                 Morgan & Company and                            Income Investment Company
                                                        Bear, Stearns & Co. Inc.                        Limited.
                                                        His specialty areas
                                                        include securities
                                                        valuation, public
                                                        offerings and private
                                                        placements of debt, and
                                                        equity securities,
                                                        mergers and acquisitions
                                                        and management buyout
                                                        transactions. He has
                                                        been Senior Managing
                                                        Director of B.V. Murray
                                                        and Company (investment
                                                        banking) since 2001, and
                                                        Managing Member of The
                                                        Value Group LLC (private
                                                        equity) since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Warren C. Smith            Class III    Term expires    Mr. Smith is a Managing        1                Aberdeen Asia-Pacific Income
1002 Sherbrooke St. W.     Director     2004; Director  Editor with BCA                                 Investment Company Limited;
Suite 1600                              since 1992      Publications,                                   Aberdeen G7 Trust.
Montreal,                                               independent publishers
Quebec H3A 3L6                                          of financial market
Canada                                                  research, including The
Age: 47                                                 Bank Credit Analyst.
                                                        Since 1982, he has
                                                        helped direct the firm's
                                                        investment strategy, and
                                                        has been editor of
                                                        several U.S. and
                                                        international
                                                        publications. Mr. Smith
                                                        has also developed and
                                                        edited new institutional
                                                        research products since
                                                        1989. Mr. Smith lectures
                                                        to investment groups
                                                        around the globe.
------------------------------------------------------------------------------------------------------------------------------------

* Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.


48 & 49 Aberdeen Global Income Fund, Inc.

MANAGEMENT OF THE FUND (concluded)

INFORMATION REGARDING OFFICERS WHO ARE NOT DIRECTORS
====================================================================================================================================
                                                                    Term of
                                      Position(s)                   Office** and
                                      Held with                     Length of
Name, Address & Age                   the Fund*                     Time Served       Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Hugh Young                            President                     Since 2001        Managing Director of Aberdeen Asset
21 Church Street                                                                      Management PLC (parent company of the Fund's
#01-01 Capital Square Two                                                             Investment Manager and Investment Adviser)
Singapore 049480                                                                      (from 1991 to 2002); Managing Director of
Age: 44                                                                               Aberdeen Asset Management Asia Limited
                                                                                      (affiliate of the Fund's Investment Manager
                                                                                      and Investment Adviser) (since 1992);
                                                                                      Managing Director of Aberdeen International
                                                                                      Fund Managers Limited (affiliate of the Fund's
                                                                                      Investment Manager and Investment Adviser)
                                                                                      (since 2000); Director of the Investment
                                                                                      Manager and the Investment Adviser (since
                                                                                      2001); Chairman of The Board of Directors of
                                                                                      Aberdeen Australia Equity Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Michael Karagianis                    Vice President                Since 2002        Vice President (since 2002) and Assistant
One Bow Churchyard                                                                    Vice President (from 2001 to 2002) of the
London EC4M 9HH                                                                       Fund; Director of Economics and Investment
United Kingdom                                                                        Strategy of the Fund's Investment Adviser
Age: 37                                                                               (since 1999); Director of Portfolio
                                                                                      Investment of County Investment Management
                                                                                      (from 1995 to 1999).
------------------------------------------------------------------------------------------------------------------------------------
Christian Pittard                     Treasurer and                 Since 2001        Managing Director of the Fund's Investment
P.O. Box 641                          Assistant Secretary                             Manager (since 2001); Managing Director of
One Seaton Place                                                                      Aberdeen Private Wealth Management (affiliate
St. Helier, Jersey JE4 8YJ                                                            of the Fund's Investment Manager and
Channel Islands                                                                       Investment Adviser); Chartered Accountant,
Age: 29                                                                               KPMG (from 1994 to 1998) and Quorum Trust
                                                                                      Group (1998).
------------------------------------------------------------------------------------------------------------------------------------
Roy M. Randall                        Secretary                     Since 1992        Partner of Stikeman, Elliott, Australian
Level 40, Chifley Tower                                                               counsel to the Fund.
Two Chifley Square
Sidney, NSW 2000
Australia
Age: 66
------------------------------------------------------------------------------------------------------------------------------------

 * The named officer holds the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which may be deemed to be part of the same "Fund Complex" as the Fund.
** Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 19, 2002.


50 & 51 Aberdeen Global Income Fund, Inc.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


52 Aberdeen Global Income Fund, Inc.

Directors

Martin J. Gilbert, Chairman
David L. Elsum
Laurence S. Freedman
Neville J. Miles
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

Officers

Hugh Young, President
Michael Karagianis, Vice President
Christian Pittard, Treasurer and Assistant Secretary
Roy M. Randall, Secretary
James Blair, Assistant Vice President
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Simon Bignell, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary
Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLED LOGO] Printed on post-consumer recycled paper


                                            Aberdeen Global Income Fund, Inc. 53

Corporate Information

Investment Manager                  Aberdeen Asset Managers (C.I.) Limited
                                    P.O. Box 578, 17 Bond Street
                                    St. Helier, Jersey JE45XB
                                    Channel Islands

Investment Advisor                  Aberdeen Asset Management Limited
                                    Level 6, 201 Kent Street
                                    Sydney, NSW 2000, Australia

Consultant                          CIBC World Markets, Inc.
                                    BCE Place, Canada Trust Tower
                                    P.O. Box 500
                                    Toronto, Ontario, M5J 2S8
                                    Canada

Administrator                       Princeton Administrators, L.P.
                                    P.O. Box 9095
                                    Princeton, New Jersey 08543-9095

Custodian                           State Street Bank and Trust Company
                                    1 Heritage Drive
                                    North Quincy, Massachusetts 02171

Transfer Agent                      EquiServe Trust Company N.A.
                                    P.O. Box 43011
                                    Providence, RI 02940-3011

Auction Agent                       Deutsche Bank
                                    280 Park Avenue, 9th Floor
                                    New York, NY 10018

Independent Accountants             PricewaterhouseCoopers LLP
                                    1177 Avenue of the Americas
                                    New York, New York 10036

Legal Counsel                       Dechert
                                    1775 Eye Street, N.W.
                                    Washington, DC 20006

                                    Stikeman Elliott
                                    Level 40 Chifley Tower
                                    2 Chifley Square
                                    Sydney, NSW 2000, Australia

Investor Relations                  Aberdeen Asset Management
                                    45 Broadway, 31st Floor
                                    New York, New York 10006
                                    1-800-522-5465 or 1-212-968-8800
                                    InvestorRelations@aberdeen-asset.com

                                     [LOGO]
                                    Aberdeen
                                 ASSET MANAGERS

                     Aberdeen Asset Managers (C.I.) Limited

  The common shares of Aberdeen Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

                                   [GRAPHIC]

               Invests primarily in global fixed-income securities